                                                                  EXHIBIT 10.128


               NOTICE, CONSENT AND ACKNOWLEDGMENT OF ASSIGNMENT

     THIS NOTICE, CONSENT AND ACKNOWLEDGMENT OF ASSIGNMENT is made and entered into as of the 9 day of May, 1996, by and between VIDEOTRONICS, INC., a Nevada corporation, ("Lessor"), SANTA FE HOTEL, INC., a Nevada corporation ("Lessee") PDS FINANCIAL CORPORATION, a Minnesota corporation ("Assignee") and the certain entities listed on Schedule I hereto (each as "Buyer" and collectively, the
                   ----------
"Buyers").


                             PRELIMINARY RECITALS:

     A. Lessor is leasing to Lessee certain equipment and personal property (the "Equipment") pursuant to a Master Lease Agreement dated April 15, 1996 and Lease Schedule No. 1 thereto, dated of even date therewith, entered into by and between Lessor and Lessee (collectively the "Lease").

     B. The Lessor has assigned to Assignee, all of its right, title and interest in and to all payments due and to become due under the Lease as well as such security interest in the Equipment pursuant to a Security Agreement dated April 15, 1996 by and between Lessor and Assignee (the "Security Agreement"). Lessor has agreed to take possession of the Equipment in the event of a default under the Lease pursuant to a Repossession Agreement dated April 15, 1996 by and between Lessor and Assignee (the "Repossession Agreement").

     C. The Assignee has further transferred and assigned to The Buyers, an undivided interest in Assignee's right, title and interest in and to all payments due and to become due under the Lease.

     D. The Buyers and Assignee desire to notify Lessor and Lessee of the assignment of the rental payments due under the Lease and to enter into certain agreements in regard thereto.

     NOW THEREFORE, in consideration of the sum of One Dollar ($1.00) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Lessor, Lessee, Assignee and The Buyers agree as follows:

     1.   Notice of Assignment. The Buyers and Assignee hereby give notice to
          --------------------
          Lessor and Lessee that Assignee has assigned the rental payments payable under the Lease, and has assigned a security interest in and to the Equipment leased thereunder and all proceeds thereof granted by Lessor to Lessee, to the Buyers.

          Notwithstanding the foregoing, until such time as Lessee receives written notification from the Buyers to the contrary, effective upon the execution and delivery of this Agreement, Lessee hereby agrees to make all rental payments and other sums owing under the Lease directly to the Buyers in the following amounts and at the following addresses:

               (a) 36% of all such rental payments and other sums owing under the Lease to Oppenheimer & Co., Inc., for itself and as agent for certain entities through the following wire instructions:

                    OPCO Entities
                    Morgan Guaranty
                    ABA #021-000-238
                    A/C Oppenheimer & Co., Inc.
                    A/C #047-32-996
                    F/C to Reorg - Contrarian
                    A/C #599-1-5
                    Ref: Santa Fe Hotels

          and, at the same time,

               (b) 47% of all such rental payments and other sums owing under the Lease to Mellon Bank, N.A., as Trustee for First Plaza Group Trust through the following wire instructions.

                    Federal Reserve Bank of Boston
                    ABA # 011-2341 BOS SA FE DEP
                    DDA #: 16229
                    For: First Plaza Group Trust CCA
                    ACCT # 6MCF1744212
                    Ref: Santa Fe Hotels

          and, at the same time,

               (c) 17% of all such rental payments and other sums owing under the Lease to Contrarian Capital Fund I, L.P. through the following wire instructions:

                    Citibank
                    ABA #021-000-089
                    A/C Bear Stearns & Co., Inc.
                    A/C #0925-3186
                    F/C to Contrarian Capital Fund I, L.P.
                    A/C #102-04788-20
                    Ref: Santa Fe Hotels

          This Assignment is irrevocable on the part of the Assignee, the Lessee and Lessor and may not be amended, withdrawn, rescinded or canceled without the written consent of The Buyers.

     2.   Consent and Acknowledgment.  Lessee hereby acknowledges receipt of
          --------------------------
          notice of, and consent to, such assignment and agrees as follows: (a) Lessee's obligation to pay rent and all other sums under the Lease are absolute and unconditional, and Lessee shall pay to the Buyers all rent and other sums under the Lease directly to the Buyers, without abatement, reduction, set-off, counterclaim, recoupment, defense, deferment or interruption for any reason whatever, and said obligations shall continue in all events and shall not be terminated or affected in any regard as a result of any reason, cause or event whatsoever; (b) the Lease is in full force and effect and a true and correct copy of the Lease is attached hereto as Exhibit "A"; (c) no default exists on the part of Lessee or Lessor in the performance of its respective obligations under the Lease; (d) The Buyers and Assignee shall not be chargeable with any obligations or liabilities under the Lease; (e) the Equipment has been delivered to the Premises set forth in the Lease, found to be in good working order and accepted as the Equipment under the Lease; (f) Lessee will send copies of all notices which are required to be sent to Lessor under the Lease to Assignee and The Buyers; and (g) Lessee will not permit the Lease or any of its provisions to be amended or waived and Lessee will not rely on any consents given by Lessor, without the prior written consent of Assignee and he Buyers which shall not be unreasonably withheld.

          Lessor hereby acknowledges receipt of notice of, and consent to such assignment and hereby agrees during the Term of the Lease as follows:
          (a) Lessor will forward to the Buyers at their address set forth on
          Schedule I hereto copies of any financial statements and other
          ----------
          documents and written information Lessor receives pursuant to the Lease and any other documents executed and delivered in connection therewith, (b) to the extent not in violation of the Lease, Lessor agrees that it will not take any action or grant any consent, waiver or amendment with respect to the Lease, the Security Agreement, the Repossession Agreement or the Equipment or with respect to any party thereto, except in accordance with the prior written directions of the Buyers and (c) Lessor agrees to promptly pay over and deliver to the Buyers the entire amount of all payments (without set-off, deduction or withholding) received by the Lessor in consideration of the Lease, the Security Agreement, the Repossession Agreement or the Equipment.

     3.   Reaffirmation of Lease. Lessee hereby affirms the Lease and this
          ----------------------
          Notice, Consent and Acknowledgment of Assignment and that there have been no prepayments of rent or other payments due under the Lease.

     4.   The Buyers's Rights. This instrument is executed to induce the Buyers
          -------------------
          to advance funds to Assignee, and the Buyers shall be entitled to rely on the terms contained herein and to enforce this instrument.

     5.   Successors and Assigns.  This Agreement shall be binding upon and
          ----------------------
          inure to the benefit of each of the parties hereto, and their respective successors and assigns. Lessor and Lessee agree that Buyers are a permitted assignee under the terms of the Lease and that subject to the laws and regulations of the Nevada Gaming authorities all of the rights and remedies of the Lessor under the Lease shall inure to the benefit of and shall be enforceable by the Buyers.

     6.   Reaffirmation of the Security Agreement and the Repossession
          ------------------------------------------------------------
          Agreement.  Lessor hereby consents to the above referenced assignment
          ---------
          to The Buyers and affirms its obligation under the Security and the Repossession Agreements dated April 15, 1996 between Lessor and Assignee in favor of The Buyers and all of the rights and remedies of Assignee under the Security and the Repossession Agreements shall inure to the benefit of and shall be enforceable by the Buyers.

     7.   Gaming Approval. Lessor, Assignee and the Buyers hereby agree that
          ---------------
          they will seek all necessary approvals from the Nevada Gaming Commission and/or Nevada Gaming Control Board with respect to the above-referenced assignments.

          Lessee has been advised by the Nevada Gaming Control Board that the Lease and the collateral documents have been approved.

     8.   Liability of the Buyers. The liability of the Buyers on account of any
          -----------------------
          obligation created or incurred hereunder shall be several, not joint, and shall be limited to the percentage interest owned by such Buyer as set forth on Schedule I hereto. Notwithstanding anything contained in
                       ----------
          this Agreement to the contrary, the parties agree that no officer, director or general or limited partner of any Buyer, as the case may be, shall be personally liable for any obligations or liabilities of such Buyer under this Agreement and all obligations and liabilities of any Buyer under this Agreement shall be enforceable solely against such Buyer and such Buyer's assets and not against any assets of any officer, director or general or limited partner of such Buyer, as the case may be.

Executed as of the date first above-written.

                                       VIDEOTRONICS, INC.,
                                       A NEVADA CORPORATION


                                       By:  /s/ NEIL NETLEY
                                          -------------------------------------

                                       Its: President
                                           ------------------------------------


                                       SANTA FE HOTEL, INC.,
                                       A NEVADA CORPORATION

                                       By:  /s/ THOMAS K. LAND
                                          -------------------------------------

                                       Its: Sr. V. Pres. & CFO
                                           ------------------------------------


                                       PDS FINANCIAL CORPORATION,
                                       A MINNESOTA CORPORATION

                                       By:  /s/ DAVID R. MYLREA
                                          -------------------------------------

                                       Its: COO
                                           ------------------------------------


                                       OPPENHEIMER & CO., INC.,
                                       FOR ITSELF AND AS AGENT FOR THE OPCO
                                       ENTITIES SET FORTH ON SCHEDULE I HERETO

                                       By Contrarian Capital Advisors, L.L.C.,
                                       its duly authorized agent


                                       By: /s/ Sam S. Kim
                                          -------------------------------------
                                          Name: Sam S. Kim
                                          Title: Partner


                                       MELLON BANK, N.A.
                                       SOLELY IN ITS CAPACITY AS TRUSTEE FOR
                                       FIRST PLAZA GROUP TRUST (AS DIRECTED BY
                                       CONTRARIAN CAPITAL ADVISORS, L.L.C.),
                                       AND NOT IN ITS INDIVIDUAL CAPACITY

                                       By: /s/ William R. Nee
                                          -------------------------------------
                                          Name: William R. Nee
                                          Title: Associate Counsel

                                       CONTRARIAN CAPITAL FUND I

                                       By Contrarian Capital Management,
                                       L.L.C., General Partner

                                       By: /s/ Sam S. Kim
                                          -------------------------------------
                                          Name: Sam S. Kim
                                          Title: Partner

                                  SCHEDULE I
                                  ----------

                                                   Pro Rata Share
                                                   --------------
A.  OPCO ENTITIES
    Oppenheimer Horizon Partners, L.P.                  14.95%
    Oppenheimer Institutional Horizon
    Partners, L.P.                                      15.71%
    Oppenheimer International Horizon
    Fund II, Ltd.                                        3.64%
    Oppenheimer & Co., Inc                               0.58%
    The & Trust                                          1.14%
                                                        ------
    Total OPCO ENTITIES                                 36.00%
B.  Mellon Bank, N.A., as Trustee
    for First Plaza Group Trust                         47.00%
C.  Contrarian Capital Fund I                           17.00%
                                                        ------
          Total                                        100.00%
                                                       =======

                    Address for All Notices to the Buyers:
                    --------------------------------------


c/o Contrarian Capital Management, L.L.C.
411 West Putnam Avenue
Suite 225
Greenwich, Connecticut 06830
Unites States of America
Attention: Ms. Janice Stanton
Tel:  (203) 862-8204
Fax:  (203) 629-1977

with copies to

Robinson Silverman Pearce Aronsohn & Berman LLP
1290 Avenue of the Americas
New York, New York 10104
United States of America
Attention: Thomas T. Janover, Esq.
Tel:  (212) 541-2097
Fax:  (212) 541-4630